Interpublic Group of Companies
Fourth Quarter 2003 Conference Call Notes

9 March 2004

Conference Call Agenda

I. Fourth Quarter Highlights

II. Operating Performance

III. Balance Sheet Management

IV. Outlook

V. Questions and Answers

Fourth Quarter Highlights

Fourth Quarter Highlights

Operating Performance

- **Continued sequential improvement in organic revenue performance**
  - Organic revenue down 1.1% (see reconciliation on Slide 13)
- **Operating Margin expansion**
  - Reported margin of 9.2%; 250 basis point improvement from prior year
  - Excluding restructuring program charges and impairments operating margin of 14.3% from 7.2% prior year (see reconciliation on slide 10)
- **Cost reduction program being implemented and yielding benefits**
  - Recorded $175.6 million in restructuring charges of projected $250 million – program targeted to be recorded fully by first half of 2004

Balance Sheet Management

- **Raised $693 million net proceeds through concurrent common stock and mandatorily convertible preferred equity issuances.**
- **Raised $99 million net proceeds through sale of Modem Media and Taylor Nelson Equity Holdings.**
- **Net debt at $0.5 billion, down $1.2 billion from 12/31/02.**

Fourth Quarter Highlights

Issues Being Addressed

- Announced proposed $115 million settlement of class action and shareholder suits relating to restatements.
  - $20 million cash, 6.6 million shares (as long as stock above $8.70 ps).
  - Estimate reserved for in third quarter 2003 financials.
  - Class notification and final court approval have not yet occurred
- Sold four Brands Hatch Race Tracks for approximately $26 million in January 2004. These tracks generated an operating loss.
  - Recorded a non-cash charge of $38 million in fourth quarter 2003.
  - Interest and commitments relating to Silverstone Circuit remain.

Operating Performance

Fourth Quarter 2003

- **Reported Revenue Up 5.7%**
  - Organic Revenue Down 1.1% (see reconciliation on slide 13)
- **Reported Staff cost and O&G growth less than revenue growth**
  - Salary and related up 3.6%
  - Office & general down 10.6%
- Restructuring Program Charges and Impairments of $125.4 million
  - **Restructuring program charges of $40.6 million ($7.4 million included in O&G) related to the company's previously announced restructuring program**
  - **Non-cash long-lived asset impairment of $42.1 million of which $38 million related to the sale of four Brands Hatch Race Tracks**
  - **Non-cash investment impairment of $42.7 million related to certain investments in which the company owns a minority stake**
- Tax Provision of $217.7 million
- Net Loss Per Share: $(0.26)

Fourth Quarter 2003 Performance

($ Millions, except per share data)

	Q4 '03	Q4 '02	% Change
Revenue	$ 1,629.4	$ 1,541.3	5.7 %
Salaries and Related Expenses*	907.8	875.9	3.6 %
Office and General Expenses*	493.5	552.0	(10.6) %
Amortization of Intangible Assets	2.2	2.4	(8.3) %
Restructuring Charges	33.2	-	N/A
Long-Lived Asset Impairment	42.1	8.4	401.2 %
Operating Income	150.6	102.6	46.8 %
Interest Expense	(44.4)	(36.7)	
Interest Income	11.3	8.9	
Other Income	48.7	(1.7)	
Investment Impairment	(42.7)	(18.6)	
Income before Income Taxes	123.5	54.5	
Taxes	217.7	38.3	
Net Equity Interests	(8.3)	(6.5)	
Income/(Loss) from Continuing Operations	(102.5)	9.7	
Income from Discontinued Operations	-	10.6	
Net Income (Loss)	$ (102.5)	$ 20.3	
Diluted EPS			
Continuing Operations	$ (0.26)	$ 0.03	
Discontinued Operations	$ -	$ 0.03	
Total	$ (0.26)	$ 0.05 **	
Headcount	43,400	46,900	
* Includes Depreciation and Amortization:	$ 70.0	$ 70.7	

** Does not foot due to rounding

Full Year Performance

($ Millions, except per share data)

	2003	2002	% Change
Revenue	$ 5,863.4	$ 5,737.5	2.2%
Salaries and Related Expenses*	3,451.8	3,350.0	3.0%
Office and General Expenses*	1,885.6	1,880.4	0.3%
Amortization of Intangible Assets	11.3	8.9	27.0%
Restructuring Charges	175.6	12.1	1351.2%
Long-Lived Asset Impairment	286.9	127.1	125.7%
Operating Income	52.2	359.0	(85.5)%
Interest Expense	(172.8)	(145.6)	
Debt Prepayment Penalty	(24.8)	-	
Interest Income	38.9	29.8	
Other Income	50.0	7.9	
Investment Impairment	(84.9)	(39.7)	
Litigation Charges	(127.6)	-	
Income (Loss) before Income Taxes	(269.0)	211.4	
Taxes	254.0	117.9	
Net Equity Interests	(29.9)	(25.5)	
Income/(Loss) from Continuing Operations	(552.9)	68.0	
Income from Discontinued Operations	12.1	31.5	
Gain on Disposal of Discontinued Operations	89.1	-	
Net Income (Loss)	$ (451.7)	$ 99.5	
Diluted EPS			
Continuing Operations	$ (1.43)	$ 0.18	
Discontinued Operations	$ 0.26	$ 0.08	
Total	$ (1.17)	$ 0.26	
Headcount	43,400	46,900	
* Includes Depreciation and Amortization:	$ 262.8	$ 258.0	

Reconciliation of Operating Margin

($ in Millions)

	2003 4TH QTR	2002 4TH QTR	2003 Full Year	2002 Full Year
Revenue	$ 1,629.4	$ 1,541.3	$ 5,863.4	$ 5,737.5
Operating Expenses:				
Salaries and related expenses	907.8	875.9	3,451.8	3,350.0
Office and general expenses	493.5	552.0	1,885.6	1,880.4
Amortization of intangible assets	2.2	2.4	11.3	8.9
Restructuring charges	33.2	-	175.6	12.1
Long-lived asset impairment	42.1	8.4	286.9	127.1
Total Operating Expenses	1,478.8	1,438.7	5,811.2	5,378.5
Operating Income - As Reported	$ 150.6	$ 102.6	$ 52.2	$ 359.0
Operating Margin - As Reported	9.2%	6.7%	0.9%	6.3%
Add back:				
Restructuring charges	$ 33.2	$ -	$ 175.6	$ 12.1
Restructuring program charges in office & general expenses	7.4	-	16.5	-
Long-lived asset impairment	42.1	8.4	286.9	127.1
Total restructuring program charges and long-lived asset impairment	82.7	8.4	479.0	139.2
Excluding Restructuring Program Charges and Long-lived Asset Impairment:				
Operating Income	$ 233.3	$ 111.0	$ 531.2	$ 498.2
Operating Margin	14.3%	7.2%	9.1%	8.7%

In comparing performance for 2003 with 2002, the company has excluded restructuring program charges and long-lived asset impairment because management believes the resulting comparison better reflects the company's ongoing operations. By excluding them, we can focus our comparison on the trends that have a continuing effect on the company's operations. The company expects to incur further charges relating to its restructuring program in 2004 and may incur future long-lived asset impairment charges as well.

Comparative Operating Margin Analysis

	Q1		Q2		Q3		Q4		FULL YEAR	
	2003	2002	2003	2002	2003	2002	2003	2002	2003	2002
Revenue	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Salary & Related Salaries	65.0%	62.3%	58.6%	56.3%	57.2%	58.6%	55.7%	56.8%	58.9%	58.4%
Office & General Expenses ex. Restruct	32.4%	28.3%	30.7%	29.2%	35.1%	37.4%	29.9%	35.8%	31.9%	32.8%
Amortization of Intangible Assets	0.2%	0.1%	0.3%	0.2%	0.1%	0.2%	0.1%	0.2%	0.2%	0.2%
Op Expenses before Restruct and Impair	97.6%	90.8%	89.5%	85.7%	92.3%	96.2%	85.7%	92.8%	90.9%	91.3%
Op Inc before Restruct and Impair	2.4%	9.2%	10.5%	14.3%	7.7%	3.8%	14.3%	7.2%	9.1%	8.7%
Restructuring Charges*	0.0%	0.0%	6.3%	0.0%	4.0%	0.9%	2.5%	0.0%	3.3%	0.2%
Long-Lived Asset Impairment	0.8%	0.0%	0.7%	0.0%	15.7%	8.6%	2.6%	0.5%	4.9%	2.2%
Operating Income	1.6%	9.2%	3.5%	14.3%	-12.1%	-5.6%	9.2%	6.7%	0.9%	6.3%
Investment Impairment	-0.2%	0.0%	-0.7%	-1.1%	-2.1%	-0.4%	-2.6%	-1.2%	-1.4%	-0.7%
Other Income (Loss)	-2.4%	-2.1%	-2.4%	-1.5%	-13.1%	-2.0%	1.0%	-1.9%	-4.0%	-1.9%
Gain/(Loss) before Income Taxes	-1.0%	7.1%	0.4%	11.7%	-27.2%	-8.0%	7.6%	3.5%	-4.6%	3.7%

In comparing performance for 2003 with 2002, the company has excluded restructuring program and long-lived asset impairment charges because management believes the resulting comparison better reflects the company's ongoing operations. By excluding them, we can focus our comparison on the trends that have a continuing effect on the company's operations. The company expects to incur further charges relating to its restructuring program in 2004 and may incur future long-lived asset impairment charges as well.

* Includes restructuring charges in Office and General Expense.

Comparative Operating Margin Analysis
IPG excluding Motorsports

	Q1		Q2		Q3		Q4		FULL YEAR	
	2003	2002	2003	2002	2003	2002	2003	2002	2003	2002
Revenue	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Salary & Related Salaries	65.1%	62.8%	59.1%	57.2%	58.5%	59.6%	55.9%	56.9%	59.4%	59.0%
Office & General Expenses ex. Restruct	31.4%	27.7%	29.4%	27.1%	32.2%	33.1%	29.2%	34.1%	30.5%	30.6%
Amortization of Intangible Assets	0.2%	0.1%	0.3%	0.1%	0.1%	0.1%	0.1%	0.2%	0.2%	0.1%
Op Expenses before Restruct and Impair	96.8%	90.7%	88.7%	84.4%	90.9%	92.8%	85.3%	91.2%	90.1%	89.7%
Op Inc before Restruct and Impair	3.2%	9.3%	11.3%	15.6%	9.1%	7.2%	14.7%	8.8%	9.9%	10.3%
Restructuring Charges*	0.0%	0.0%	6.4%	0.0%	4.1%	0.9%	2.5%	0.0%	3.3%	0.2%
Long-Lived Asset Impairment	0.0%	0.0%	0.0%	0.0%	16.0%	0.0%	0.1%	0.0%	3.9%	0.0%
Operating Income	3.2%	9.3%	4.9%	15.6%	-11.0%	6.3%	12.1%	8.9%	2.7%	10.1%
Investment Impairment	-0.2%	0.0%	-0.7%	-0.7%	-2.2%	-0.4%	-2.6%	-1.1%	-1.5%	-0.6%
Other Income (Loss)	-2.2%	-2.1%	-2.2%	-1.4%	-13.3%	-1.9%	1.1%	-1.7%	-3.9%	-1.8%
Gain/(Loss) before Income Taxes	0.8%	7.2%	2.1%	13.5%	-26.5%	4.0%	10.6%	6.0%	-2.6%	7.7%

In comparing operating margins for 2003 and 2002, management also believes that analysis excluding Motorsports better reflects the Company's ongoing trends. By excluding Motorsports we can focus our comparisons on the continuing operations of the company. However, we retain our interests in and continue to have on-going contractual commitments related to the Silverstone circuit.

* Includes restructuring charges in Office and General Expense.

2003 Revenue Change
Fourth Quarter

($ in Millions)

	$	% Change
Prior Period Revenue	**$ 1,541.3**	
Foreign Exchange Impact	80.7	5.2%
Acquisitions/Dispositions	-	-
Reclassifications	25.0	1.6%
Organic	(17.6)	(1.1%)
Current Period Revenue	**$ 1,629.4**	**5.7%**

See appendix slide 43 for discussion of certain non-GAAP financial measures.

2003 Revenue Change
Full Year

($ in Millions)

	$	% Change
Prior Period Revenue	**$ 5,737.5**	
Foreign Exchange Impact	269.3	4.6%
Acquisitions/Dispositions	(13.9)	(0.2%)
Reclassifications	80.7	1.4%
Organic	(210.2)	(3.6%)
Current Period Revenue	**$ 5,863.4**	**2.2%**

See appendix slide 43 for discussion of certain non-GAAP financial measures.

2003 Revenue by Geography



Fourth Quarter
Latin America 4%
Canada 3%
Asia/Other 10%
US 52%
Europe 31%



Full Year
Latin America 4%
Canada 2%
Asia/Other 9%
Europe 29%
US 56%

	4th Quarter % Change		Full Year % Change	
	Reported	Organic	Reported	Organic
US	(3.4%)	(1.2%)	(0.9%)	(2.1%)
Europe	17.2%	(2.5%)	7.8%	(8.2%)
Asia/Other	26.6%	3.0%	10.4%	1.4%
Latin America	5.2%	(1.0%)	(12.2%)	(3.8%)
Canada	26.1%	0.8%	12.8%	2.3%
Total	5.7%	(1.1%)	2.2%	(3.6%)

Note: See reconciliation on slide 42

Restructuring Charges
YTD 2003
($ in Millions)

	Q2	Q3	Q4	YTD Charges	Cash Paid YTD	Future Cash	Non-Cash
Severance	$ 66.0	$ 37.4	$ 22.8	$ 126.2	$ 88.3	$ 36.5	$ 1.4
Facilities Costs	28.4	10.6	10.4	49.4	8.5	36.1	4.8
Restructuring Charges	$ 94.4	$ 48.0	$ 33.2	$ 175.6	$ 96.8	$ 72.6	$ 6.2

Motorsports
($ in Millions)

	Q4 '03	Q4 '02	YTD '03	YTD '02
Revenue	$ 11.3	$ 8.2	$ 79.7	$ 93.0
Operating Costs before Long-Lived Asset Impairment	16.7	33.0	122.8	175.8
Operating Loss before Long-Lived Asset Impairment	(5.4)	(24.8)	(43.1)	(82.8)
Long-Lived Asset Impairment	(40.0)	(8.3)	(63.7)	(127.1)
Operating Loss	$ (45.4)	$ (33.2)	$ (106.8)	$ (209.9)

Balance Sheet Management

Selected Balance Sheet Items
($ in Millions)

	December 31, 2003	Adjusted December 31, 2003	December 31, 2002
Cash & Cash Equivalents	$ 2,005.7	$ 1,761.6	$ 933.0
Total Debt	2,474.3	2,230.2	2,638.0
Net Debt	$ 468.6	$ 468.6	$ 1,705.0
Debt as a % of Capital	48.7%	46.1%	55.7%
Stockholders' Equity	$ 2,605.8	$ 2,605.8	$ 2,100.0

NOTE: Adjusted December 31, 2003 excludes the $244.1 of Subordinated Convertible Notes due 2004 which were redeemed on January 20, 2004 and the cash effects of the redemption. Management believes that showing the adjusted Debt and Debt as a % of Capital excluding these notes is relevant when comparing periods because it provides a more meaningful comparison.

Debt as % of Capital: Adjusted



Total Debt
Debt as % of Capital
3,200
3,000
2,800
2,600
2,400
2,200
2,000
64.1%
61.3%
60.2%
57.6%
58.4%
55.7%
55.6%
55.0%
56.5%
46.1%
Sep-01
Dec-01
Mar-02
Jun-02
Sep-02
Dec-02
Mar-03
Jun-03
Sep-03
Dec-03

	Sep-01	Dec-01	Mar-02	Jun-02	Sep-02	Dec-02	Mar-03	Jun-03	Sep-03	Dec-03
Total Debt	3,098	2,909	2,867	2,950	2,876	2,638	2,698[(1)]	2,717	2,518	2,230[(2)]

*NOTES: (1) Adjusted March 31, 2003 excludes the $582.5 of Zero-Coupon Notes which were settled in April. Management believes that showing the adjusted Debt and Debt as a % of Capital excluding these notes is relevant when comparing the periods because it provides a more meaningful comparison.

(2) Adjusted December 31, 2003 excludes the $244.1 of Subordinated Convertible Notes due 2004 which were redeemed on January 20, 2004. Management believes that showing the adjusted Debt and Debt as a % of Capital excluding these notes is relevant when comparing the periods because it provides a more meaningful comparison.

Improved Debt Maturity Schedule: Adjusted



Total Debt = $2.2Bn(1)
1,400
1,200
1,000
800
600
400
200
0
38.5
523.8
338.5
0.9
1,328.5
2004(1)
2005
2006
2007
2008+
1.87% Convertible
4.50% Convertible
7.88% Senior Notes
7.25% Senior Notes
Other

*NOTE: (1) 2004 excludes the $244.1 of Subordinated Convertible Notes due 2004 which were redeemed on January 20, 2004. Management believes that showing the adjusted Debt and Debt Maturity Profile excluding these notes is relevant when comparing periods because it provides a more meaningful comparison.

Liquidity Position - Adjusted

($ in Millions)

	As of December 31, 2003		
	Total Amount of Facility	Outstanding	Available
Committed Facilities	$ 875.8	$ 160.1 (1)	$ 715.7
Uncommitted Facilities (2)	$ 744.8	$ 38.1	$ - (2)
Total Credit Facilities	$ 1,620.6	$ 198.2	$ 715.7
Cash and Cash Equivalents			$ 1,761.6 (3)
Total Liquidity Available			$ 2,477.3

NOTES:

(1) Comprised of Letters of Credit issued under the Revolving Credit Facilities. Not considered debt for GAAP reporting

(2) Domestic and international uncommitted facilities. These amounts are excluded for the purposes of analysis

(3) Adjusted to reflect the redemption of $244.1 of principal of the 1.80% Subordinated Convertible Notes due September 2004 on January 20, 2004. Management believes that showing the adjusted Cash and Cash Equivalents amount is relevant because it provides a more meaningful comparison.

Declining Acquisition Activity Has Reduced Deferred Payment Obligations

($ in Millions)



350
325
300
275
250
225
200
175
150
125
100
75
50
25
0
46
227
83
240
56
221
16
154
20
64
2001A
2002A
2003A
2004 Est.
2005 Est.
Stock
Cash

Outlook

Outlook

- The Turnaround Plan calls for competitive level performance within 18-30 months.
- Defined metrics and target levels (ranges).
  - Target levels exclude impact of Silverstone operations.
  - Target levels assume industry performance in line with current industry forecasts.
  - Peer level performance based on comparably defined and calculated metrics.
- Developed programs to achieve target metrics.

Metrics

- Organic Revenue Growth
  - **How we get there**
    - Collaboration and supplemental incentive plan
    - Culture change
    - We have high quality assets and appropriate breadth of services.
  - **Progress –fourth quarter 2003 continues sequential improvement**
  - **Target Level = Peer Level (adjusted for difference in calculation methodology)**

Definition – See appendix slide 43 for discussion of certain non-GAAP financial measures.

Metrics

- Operating Margin %
  - How we get there
    - Operating leverage on revenue growth
    - Staff Costs – restructure savings, back-office rationalization
    - O&G – restructure savings, property management initiatives, procurement initiatives
  - Progress – Sequential Margin Expansion
  - Target = 12-15%
    - Staff Costs Target = 56%-58%
    - O&G Target (includes amortization of intangibles) = 27%-29%

Definition – Operating Income / Revenue

Property Management

- Property management database is complete for all regions except Latin America
  - Latin America expected to be complete by third quarter 2004
- Master planning of major markets in process
  - Implementing plans in certain markets
- Real estate savings targeted
  - Sublet vacant space
  - Consolidation of offices/locations
  - Workplace density studies / implementation

Property

Square Footage (excl. Latin America)	Sq. Ft. (MM)
Space Sublet to Third Parties	1.2
Warehouse Space	0.4
Vacant Space	1.5
Occupied Space	11.4
2003 Total Sq. Footage (excl. Latin America)	14.6
Occupied + Vacant Square Footage	12.9
Headcount (excl. Latin America)	39,627
Square Footage/Head - 2003A	**326**
Long-Term Goal Sq Ft/Head (5 years)	**225-250**

Metrics

- Debt to Capital
  - How we get there
    - **Actions to date have achieved the target level**
      - Completed sale of NFO
      - Equity Issuance
      - Sold equity holdings of MMPT and TNS
      - Paid down debt
    - **Continued turnaround progress holds achievement**
  - Target = <50%.

Definition – Debt/(Debt + Stockholder's Equity)

Metrics

- Return on Equity
  - How we get there:
    - Balance Sheet has been strengthened
    - Improved Operating Performance
  - Target = 15-22%

Definition – Net Income for the current period / Shareholder's Equity at the end of the prior period

Metrics

- Debt to EBITDA
  - How we get there
    - Balance Sheet has been strengthened
    - Improved operating performance
  - Target = <2x
- Interest Coverage
  - How we get there
    - Balance Sheet has been strengthened
    - Improved operating performance
  - Target = >8x

Definitions – Debt/EBITDA = Debt/(Operating income plus depreciation and amortization)

– Interest Coverage = EBITDA/Interest Expense

We are unable to provide a reconciliation of future EBITDA targets to the most directly comparable GAAP measures, net income and operating income, because certain items are out of our control and/or cannot be reasonably predicted, including future interest rates, restructuring charges, tax rates and other matters discussed as risk factors and in cautionary statements about forward looking statements in our filings with the SEC.

Cautionary Statement

This press release contains forward-looking statements. Interpublic's representatives may also make forward-looking statements orally from time to time. Statements in this document that are not historical facts, including statements about Interpublic's beliefs and expectations, particularly regarding recent business and economic trends, the impact of litigation, the SEC investigation, dispositions, impairment charges, and the integration of acquisitions and restructuring costs, constitute forward-looking statements. These statements are based on current plans, estimates and projections, and are subject to change based on a number of factors, including those outlined in this section. Forward-looking statements speak only as of the date they are made, and Interpublic undertakes no obligation to update publicly any of them in light of new information or future events.

Forward-looking statements involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statement. Such risk factors include, but are not limited to, the following:

- risks associated with the effects of global, national and regional economic and political conditions;
- Interpublic's ability to attract new clients and retain existing clients;
- the financial success of Interpublic's clients;
- Interpublic's ability to retain and attract key employees;
- developments from changes in the regulatory and legal environment for advertising and marketing and communications services companies around the world;
- potential adverse effects if Interpublic is required to recognize additional impairment charges or other adverse accounting related developments;
- potential adverse developments in connection with the SEC investigation;
- risks associated with Interpublic's remaining motorsports commitments; and
- the successful completion and integration of acquisitions which complement and expand Interpublic's business capabilities.

Investors should carefully consider these risk factors and the additional risk factors outlined in more detail in Interpublic's Form 10-K and other SEC filings.

Appendices

Components of Income Change Fourth Quarter 2003

($ in Millions)

4Q 2002 Income from Continuing Operations		**$**	**9.7**
Increase	in Revenue (includes currency translation effect of $80.7)		88.1
Increase	in Salaries and Related (includes currency translation effect of $45.0)		(31.9)
Decrease	in Office and General (includes currency translation effect of $32.7)		58.5
Decrease	in Amortization of Intangibles		0.2
Increase	in Long-Lived Asset Impairment		(33.7)
Increase	in Restructuring Charges		(33.2)
Increase	in Other Income/(Expense)		21.0
Increase	in Taxes		(179.4)
Decrease	in Equity Earnings and Minority Interests		(1.8)
4Q 2003 Loss from Continuing Operations		**$**	**(102.5)**

Components of Income Change 2003

($ in Millions)

YTD 2002 Income from Continuing Operations		$	**68.0**
Increase	in Revenue (includes currency translation effect of $269.3)		125.9
Increase	in Salaries and Related (includes currency translation effect of $154.9)		(101.8)
Increase	in Office and General (includes currency translation effect of $102.9)		(5.2)
Increase	in Amortization of Intangibles		(2.4)
Increase	in Long-Lived Asset Impairment		(159.8)
Increase	in Restructuring Charges		(163.5)
Increase	in Other Income/(Expense)		(173.6)
Increase	in Taxes		(136.1)
Decrease	in Equity Earnings and Minority Interests		(4.4)
YTD 2003 Loss from Continuing Operations		$	**(552.9)**

Diluted EPS Calculation
($ in Millions)

	1Q	2Q	3Q	4Q	YTD
Loss from Continuing Operations	$ (11.2)	$ (23.0)	$ (416.2)	$ (102.5)	$ (552.9)
Income from Discontinued Operations	2.6	9.5	-	-	12.1
Gain on Disposal of Discontinued Operations	-	-	89.1	-	89.1
Total Net Loss	**$ (8.6)**	**$ (13.5)**	**$ (327.1)**	**$ (102.5)**	**$ (451.7)**
Total Shares (MM)	**381.8**	**384.3**	**385.8**	**390.3**	**385.5**
Diluted EPS from Continuing Operations	$ (0.03)	$ (0.06)	$ (1.08)	$ (0.26)	$ (1.43)
Diluted EPS from Discontinued Operations	0.01	0.02	0.23	-	0.26
Total Diluted EPS	**$ (0.02)**	**$ (0.04)**	**$ (0.85)**	**$ (0.26)**	**$ (1.17)**

Shares Outstanding Calculation - Potential Full Dilution

($ in Millions)

	Maximum POTENTIAL DILUTION	
Addbacks to Basic Shares (A):		
Stock Options	1.5	
Restricted Stock	3.5	
1.80% Convertible Subordinated Notes due 2004	-	**B**
1.87% Convertible Subordinated Notes due 2006	6.4	**C**
4.5% Convertible Senior Notes due 2023	64.4	**D**
Series A Mandatorily Convertible Shares	27.7	**E**
Total:	**103.5**	

Note: Actual 4th quarter and full year diluted EPS calculation had zero addbacks as all were anti-dilutive due to net loss reported.

A Approximately 6.6 shares may be issued based upon the estimated settlement of the shareholder suits. These shares would be included in basic shares outstanding upon issuance.
B Dilutive once EPS reaches approximately $.32 per quarter. Redeemed in Q 1 2004.
C Dilutive once EPS reaches approximately $.42 per quarter
D Dilutive once EPS reaches approximately $.09 per quarter. Included as addback as long as stock price is $14.90 or higher
E Represents the maximum conversion. Conversion rate is based on share price for the quarter.

2003 Revenue Change - US

($ in Millions)

	Fourth Quarter		Full Year	
	$	% Change	$	% Change
Prior Period Revenue	**$ 891.5**		**$ 3,313.6**	
Foreign Exchange Impact	-	-	-	-
Acquisitions/Dispositions	(1.4)	(0.1%)	6.7	0.2%
Reclassifications	(19.7)	(2.1%)	32.4	1.0%
Organic	(9.4)	(1.2%)	(68.5)	(2.1%)
Current Period Revenue	**$ 861.0**	**(3.4%)**	**$ 3,284.2**	**(0.9%)**

See appendix slide 42 for discussion of certain non-GAAP financial measures.

2003 Revenue Change - NON US

($ in Millions)

	Fourth Quarter		Full Year	
	$	% Change	$	% Change
Prior Period Revenue	**$ 649.8**		**$ 2,423.9**	
Foreign Exchange Impact	80.7	13.1%	269.3	10.6%
Acquisitions/Dispositions	1.4	0.2%	(20.6)	(0.7%)
Reclassifications	44.7	6.1%	48.3	1.9%
Organic	(8.2)	(1.1%)	(141.7)	(5.4%)
Current Period Revenue	**$ 768.4**	**18.3%**	**$ 2,579.2**	**6.4%**

See appendix slide 42 for discussion of certain non-GAAP financial measures.

Reconciliation of Organic Revenue

FOURTH QUARTER 2003 AND 2002
(Amounts in Millions except Percentage Variance)

	Worldwide			US			International		
	4Q03	4Q02	Var	4Q03	4Q02	Var	4Q03	4Q02	Var
Reported Revenue	$1,629.4	$1,541.3	5.7%	$ 861.0	$891.5	(3.4)%	$768.4	$ 649.8	18.3%
Effects of Currency Translation		80.7		--	--		--	80.7	
Constant Dollar	1,629.4	1,622.0	0.5%	861.0	891.5	(3.4)%	768.4	730.5	5.2%
Effects of Acquisitions/ Dispositions	(15.1)	(15.1)		(10.0)	(11.4)		(5.1)	(3.7)	
Reclassified Amounts	(64.5)	(39.5)		(42.4)	(62.1)		(22.1)	22.6	
Organic Revenue	$1,549.8	$1,567.4	(1.1)%	$ 808.6	$818.0	(1.2)%	$741.2	$ 749.4	(1.1)%

FULL YEAR 2003 AND 2002
(Amounts in Millions except Percentage Variance)

	Worldwide			US			International		
	2003	2002	Var	2003	2002	Var	2003	2002	Var
Reported Revenue	$5,863.4	$5,737.5	2.2%	$3,284.2	$3,313.6	(0.9)%	$2,579.2	$2,423.9	6.4%
Effects of Currency Translation		269.3		--	--		--	269.3	
Constant Dollar	5,863.4	6,006.8	(2.4)%	3,284.2	3,313.6	(0.9)%	2,579.2	2,693.2	(4.2)%
Effects of Acquisitions/ Dispositions	(63.6)	(77.5)		(38.7)	(32.0)		(24.9)	(45.5)	
Reclassified Amounts	(172.2)	(91.5)		(108.5)	(76.1)		(63.7)	(15.4)	
Organic Revenue	$5,627.6	$5,837.8	(3.6)%	$3,137.0	$3,205.5	(2.1)%	$2,490.6	$2,632.3	(5.4)%

Reconciliation of Organic Revenue

4TH QUARTER

	Organic	Foreign Exchange Impact	Acquisitions/ Dispositions	Reclassifications	Reported
US	(1.2%)	0.0%	(0.1%)	(2.1%)	(3.4%)
Europe	(2.5%)	16.7%	0.4%	2.6%	17.2%
Asia/Other	3.0%	10.4%	0.1%	13.1%	26.6%
Latin America	(1.0%)	(11.9%)	(0.9%)	19.0%	5.2%
Canada	0.8%	15.7%	(0.1%)	9.7%	26.1%
Worldwide	(1.1%)	5.2%	0.0%	1.6%	5.7%

FULL YEAR

	Organic	Foreign Exchange Impact	Acquisitions/ Dispositions	Reclassifications	Reported
US	(2.1%)	0.0%	0.2%	1.0%	(0.9%)
Europe	(8.2%)	14.1%	(0.8%)	2.7%	7.8%
Asia/Other	1.4%	8.8%	0.0%	0.2%	10.4%
Latin America	(3.8%)	(8.4%)	(0.6%)	0.6%	(12.2%)
Canada	2.3%	12.3%	(2.3%)	0.5%	12.8%
Worldwide	(3.6%)	4.6%	(0.2%)	1.4%	2.2%

Certain Non-GAAP Financial Measures

Organic Revenue. We derive organic revenue by adjusting reported revenue in respect of any given period by:

- excluding the impact of foreign currency effects over the course of the period to provide revenues on a constant currency basis; and
- excluding the impact on reported revenue resulting from acquisitions and dispositions that were consummated after the first day of the year prior to the given period.

Additionally, organic revenue calculations for the year ended, and each quarter of, 2003 have been adjusted to make 2003 organic revenue principally arising from public relations and sporting event arrangements more directly comparable to organic revenue arising from public relations and sporting event arrangements in periods preceding January 1, 2003, in addition to the deconsolidation of certain international subsidiaries. If these adjustments had been made to revenue for prior periods, there would have been neither a material effect on results in prior periods nor any effect whatsoever on operating or net income. These adjustments relate to "grossing up" revenues and expenses by the same amount, in connection with the reimbursement of certain out of pocket expenses relating to public relations and sporting event arrangements.

Management believes that discussing organic revenue, giving effect to the above factors, provides a better understanding of the Company's revenue performance and trends than reported revenue because it allows for more meaningful comparisons of current-period revenue to that of prior periods. Management also believes that organic revenue determined on a generally comparable basis is a common measure of performance in the businesses in which it operates.

Constant Currency. When the Company discusses amounts on a constant currency basis, the prior period results are adjusted to remove the impact of changes in foreign currency exchange rates during the current period that is being compared to the prior period. The impact of changes in foreign currency exchange rates on prior period results is removed by converting the prior period results into U.S. dollars at the average exchange rate for the current period. Management believes that discussing results on a constant currency basis allows for a more meaningful comparison of current-period results to such prior-period results.

Net Debt. Net debt as of any given date is total debt as reported at that date less total cash and cash equivalents as of that date. Management believes that discussing net debt is useful because it provides a more complete picture of the Company's liquidity position.